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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 9, 2002


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                              ECHO BAY MINES LTD.

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            (Exact name of registrant as specified in its charter)


     Incorporated under the
         laws of Canada                    1-8542                  None
(State or other jurisdiction of   (Commission File Number)    (IRS Employer
         incorporation)                                     Identification No.)


            Suite 1210, 10180-101 Street, Edmonton, Alberta T5J 3S4
              (Address of principal executive offices) (Zip Code)

                                (780) 496-9002
             (Registrant's telephone number, including area code)


                                Not Applicable
         (Former name or former address, if changed since last report)

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Item 5.  Other Events.


     On May 9, 2002, Echo Bay Mines Ltd. (the "Company") issued a press release announcing that it had priced a public offering of units (the "Units"), each unit consisting of one common share of the Company (each a "Common Share") and one common share purchase warrant (each a "Warrant"). Each Warrant will be issued pursuant to the Warrant Indenture dated as of May 9, 2002 (the "Warrant Indenture"), between the Company and Computershare Trust Company of Canada, as trustee, and can be exercised on or before November 14, 2003 for one Common Share at an exercise price of US$0.90 per Common Share, subject to adjustment pursuant to the terms of the Warrant Indenture.

     The Company is offering the Units concurrently in Canada and the United States. The Company will sell 34,000,000 Units at a price of US$0.70 (Cdn $1.098) per Unit pursuant to the terms of (i) the Underwriting Agreement dated May 9, 2002 (the "Canadian Underwriting Agreement"), between the Company and BMO Nesbitt Burns Inc. and National Bank Financial Inc. (the "Canadian Underwriters"), (ii) the Underwriting Agreement dated May 9, 2002 (the "U.S. Underwriting Agreement"), between the Company and BMO Nesbitt Burns Corp. and NBC International (USA), Inc. (the "U.S. Underwriters" and, together with the Canadian Underwriters, the "Underwriters") and (iii) the Inter-Dealer Agreement (the "Inter-Dealer Agreement") dated May 9, 2002, among the Canadian Underwriters and the U.S. Underwriters. The Company has granted the Underwriters an over-allotment option to purchase an additional 5,100,000 Units within 30 days of the closing of the offering of the Units. The closing of the offering of the Units is expected to occur on May 17, 2002, and is subject to customary closing conditions.

     The Canadian Underwriting Agreement, the U.S. Underwriting Agreement and the Inter-Dealer Agreement are attached hereto and incorporated herein by reference as Exhibits 1.1, 1.2 and 1.3, respectively. The Warrant Indenture is attached hereto and incorporated herein by reference as Exhibit 4.1. The press release of the Company dated May 9, 2002 is attached hereto and incorporated herein by reference as Exhibit 99.1.

Item 7.  Exhibits.

Exhibit No.                         Exhibit

  1.1 Underwriting Agreement dated May 9, 2002, between Echo Bay Mines Ltd. and BMO Nesbitt Burns Inc. and National Bank Financial Inc.

  1.2 Underwriting Agreement dated May 9, 2002, between Echo Bay Mines Ltd. and BMO Nesbitt Burns Corp. and NBC International
               (USA), Inc.

  1.3 Inter-Dealer Agreement dated May 9, 2002, among BMO Nesbitt Burns Inc., National Bank Financial Inc., BMO Nesbitt Burns Corp. and NBC International (USA), Inc.

  4.1 Warrant Indenture dated as of May 9, 2002, between Echo Bay Mines Ltd. and Computershare Trust Company of Canada

 99.1          Press Release of Echo Bay Mines Ltd. dated May 9, 2002


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   ECHO BAY MINES LTD.


                                   By: /s/ Lois-Ann L. Brodrick
                                       --------------------------------
                                       Name:  Lois-Ann L. Brodrick
                                       Title: Vice President and
                                              Secretary

Date: May 10, 2002


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                               INDEX TO EXHIBITS


Exhibit No.                         Exhibit

  1.1 Underwriting Agreement dated May 9, 2002, between Echo Bay Mines Ltd. and BMO Nesbitt Burns Inc. and National Bank Financial Inc.

  1.2 Underwriting Agreement dated May 9, 2002, between Echo Bay Mines Ltd. and BMO Nesbitt Burns Corp. and NBC International
               (USA), Inc.

  1.3 Inter-Dealer Agreement dated May 9, 2002, among BMO Nesbitt Burns Inc., National Bank Financial Inc., BMO Nesbitt Burns Corp. and NBC International (USA), Inc.

  4.1 Warrant Indenture dated as of May 9, 2002, between Echo Bay Mines Ltd. and Computershare Trust Company of Canada

 99.1          Press Release of Echo Bay Mines Ltd. dated May 9, 2002